UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(866) 700-6104

Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2012

Date of reporting period:  July 31, 2012

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Annual Report

July 31, 2012

The Mexico Equity and Income Fund Inc.

September 28, 2012

Dear Fellow Stockholders:

In my previous letter, I wrote about the need to look beyond the scary headlines about drugs and recognize the growth of a middle class in Mexico.  Many news stories that document this significant trend are available via a Google search.  For example, an article entitled “World Leaders Meet in a Mexico Now Giving Brazil a Run for Its Money” published in the New York Times on June 17, 2012 said this:

In contrast to the widening crisis in the euro zone, which will be the focus of the talks, Mexico will be able to point to 17 years of macroeconomic stability, low inflation, manageable debt, an open economy and increasing competitiveness. The gross domestic product expanded 3.9 percent last year, ahead of Brazil’s growth of 2.7 percent.

And there are encouraging signs for the years ahead. Nissan, Mazda and Honda all announced that they would build new plants in Mexico, and new investments in aerospace and electronics are also on the horizon.

“Stars appear to be increasingly aligned for an economic outperformance” by Mexico, a report in May from Nomura Securities concluded. “A changing of the guard is slowly but surely taking place.”

In an effort to benefit from this positive trend and to distinguish the Fund from its peers and ETF’s that track the Bolsa Index, Pichardo Asset Management (“PAM”), the Fund’s investment advisor has allocated approximately 10% of the Fund’s assets to small cap investments.  In addition, PAM has invested approximately 2% of the Fund’s assets in a private equity vehicle called Atlas Discovery Trust II.  Although Atlas Discovery II is currently classified as an illiquid investment, PAM believes that it has stakes in several growing private companies in Mexico that have the potential to be monetized at attractive valuations.  Additional information about this investment is available at http://www.discoveryamericas.com/en/  By the way, a pretty accurate (but not perfect) website that can quickly translate a document from one language to another is http://translate.google.com/.

Finally, the Fund continues to opportunistically repurchase its shares when they are trading at a discount to net asset value. These repurchases are intended to enhance shareholder value because they are accretive to net asset value and may have the effect of narrowing the discount.  These repurchases added 9 cents per share to the Fund’s NAV for the fiscal year ended July 31, 2012, and a total of 48 cents for the five-year period ended July 31, 2012.  The number of shares repurchased each month is posted on the Fund’s website at www.mxefund.com.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders,

We are pleased to present you with the annual report for the Mexico Equity and Income Fund, Inc. (“MXE” or the “Fund”) for the year ended July 31, 2012.

I. INTRODUCTION

At the writing of this letter the world faces one of the worst levels of sovereign indebtedness and witnesses the challenging Eurozone dilemma: ...“A controlled break-up of the Euro would be hugely risky and expensive. So it is waiting for a solution to turn up”... (The Economist, August 11th, 2012).

A less dynamic global economic environment and more volatility in global markets have had a strong impact on emerging markets. Although they have performed better than developed economies, some of them, such as China, India and Brazil, have experienced a considerable slowdown (see Exhibit A).

For the MXE’s fiscal year ended July 31, 2012, despite a global slowdown, the Mexican economy has expanded solidly, especially considering its high correlation to the U.S. economy. Local growth has mainly been driven by the manufacturing sector and vigorous domestic demand boosted by consumer credit (see Exhibit B) and a recovery in employment.

Mexico has sound macro stability with 30% Gross Public Sector Debt as a percentage of Gross Domestic Product (GDP) and less than 3% fiscal deficit (see Exhibit C).

Mexico’s GDP is expected to grow between 3.25% and 4.25% year-over-year (YoY) in 2012 and between 3% and 4% in 2013 (Source: Mexico’s Central Bank) compared to an expected 2012 growth rate of 2% for the U.S., -0.5% for the Euro zone and 0.8% for Japan, based on J.P. Morgan’s estimates.

The main challenges of the Mexican economy are likely to be:

i)	Mexican budget which is still heavily dependant (approximately 30%) on the income from oil (see Exhibits D, E, F and G).

ii)	Approval of a Fiscal Reform that could lower such a budgetary-oil dependency.

iii)
Education which could be enhanced in the long term, if in our opinion the efficiency in the use of the expenditure on education is radically improved (20% as percentage of total public expenditure) (see Exhibits H, I and J).

iv)	A new Labor Law – modern and inclusive.

As of July 31, 2012, the 1-month, year-to-date, 1-year, 5-year and 10-year annualized average total returns for the MXE’s net asset per share return value were 3.77%, 24.71%, 3.92%,

THE MEXICO EQUITY AND INCOME FUND, INC.

-0.90% and 19.65%, respectively. The Morgan Stanley Capital International “MSCI” Mexico Index’s 1-month, year-to-date, 1-year, 5-year and 10-year annualized average total returns at July 31, 2012 were 2.28%, 16.92%, 3.51%, 2.78%, and 15.86%, respectively. (Source: Bloomberg).

The MXE’s total annual average dollar return is 14.04% (with reinvested dividends), for the last twenty-one years, since inception on August 21, 1990 through July 31, 2012.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255.

The Fund’s net asset per share Mexican Peso return, for one year to July 31, 2012 was approximately 18%. (Source: Bloomberg).

The Mexican Peso registered for the same period, a dollar depreciation of approximately 13.63%, closing at $13.33 pesos per $1 US Dollar. (Source: Bloomberg).

The Mexican Peso, one of the world’s 24-hour trading currencies, has been under pressured due to outflows linked to unwinding carry trades.

However, monetary policy tools implemented by Banco de Mexico (Central Bank), as reflected in the 3-month Mexican Treasury Bill yielding on average approximately 4.4%, have suggested that the Central Bank has been comfortable about achieving its 2012 inflation target (in a 3.5%-4.0% range). The 10-year Mexican Bonds curve were yielding 5/6% at the Fund’s fiscal year end, July 31, 2012, and has continued to provide a comfortable cushion of approximately 400 basis points above U.S. 10-year Notes (1.5/2%). (Source: Bloomberg).

The Peso’s depreciation of approximately 23% from 2008 to the Fund’s fiscal year end at July 31, 2012 has coupled with productivity gains and has increased the competitiveness of Mexican exports. Over the last 3 years, Toyota, Honda and Mazda have announced new automobile plants to be built in Mexico and U.S. automakers are increasing production capacity and producing more auto parts in Mexico. Bombardier has established an airplane plant in the country and Mexico is the main producer and exporter of durables such as plasma TVs and mobile phones. We believe that an increased market share in higher-value-added products makes Mexican exports more defensive amid a global slowdown. (Source: Bloomberg) (See Exhibit K).

The MXE continues to adhere to a de-indexed investment strategy based on fundamental analysis which consists of placing relatively greater importance on earnings visibility, free cash flow and low financial leverage. We continue to search for value opportunities in small and mid-cap stocks along with a diversified equities allocation.

As of the Fund’s fiscal year end at July 31, 2012, the Mexican Stock Exchange (+1.28) was the second best performer in the Latin American (Latam) region, only after Colombia (+3.32). (Source: Bloomberg).

Based on Santander Mexico Casa de Bolsa’s sample of 40 companies, sales increased by approximately 15%, EBITDA by +11%, while net income decreased by approximately 3% due mainly to foreign exchange losses as of 2Q’12.

THE MEXICO EQUITY AND INCOME FUND, INC.

II. THE FUND’S PERFORMANCE

For the one year period through July 31, 2012, MXE’s annualized total net per share asset dollar return was 3.92% outperforming the MSCI Mexico Index by 41 basis points (+3.51%), and outperforming the Mexbol Index by 264 basis points (+1.28%) (Source: Bloomberg).

The Fund’s common share market price was US $12.11 as of July 31, 2012, gaining 4.04% YoY. (Source: Bloomberg).

The Consumer, Chemical, Insurance and Mid-Cap Financials made the biggest contribution to the MXE’s return for the Fund’s fiscal year ended July 31, 2012.

The Fund repurchased 413,960 shares during its fiscal year ended July 31, 2012, for a market value of US $4,666,313. Outstanding shares amounted to 6,367,561 as of July 31, 2012 (Common: 6,309,922 and Preferred: 57,639) (Source: U.S. Bancorp) and the discount to NAV stood at 12.12%.

As of July 31, 2012, MXE’s total net assets were US $87,764,107 with 85% in equities and 15% in fixed-income and other alternative instruments.

The net asset dollar value per share of the MXE closed at US $13.78 at the Fund’s fiscal year end, July 31, 2012 compared to US $13.26 as of the Fund’s fiscal year end at July 31, 2011.

III. PORTFOLIO STRATEGY

The investment strategy established by PAM in December 2008 based on value investment and a classification of Mexican companies by asset categories defined as: i) Alpha-defensive, ii) Beta-growth and iii) Special Situation-value stocks have been the main tools in our in-house methodology for a buy-and-sell discipline.

At the Fund’s fiscal year end, July 31, 2012, the MXE’s portfolio’s net assets (US $87,764,107) were distributed among the following categories:

•30% in Alpha-defensive companies, total annual return.
Cash dividend + buy back + capital return.
(usually b<market).

•24% in Beta-growth companies, with free cash flow (FCF) and access to financing.
(usually b>market).

•31% in Special Situations companies, approximately 10% in value-small caps.
Price to Book Value ratio below 2.
Market cap
(usually b<market).

PAM will tactically position the MXE in companies we believe may benefit from:

•Structural reforms (energy- oil, shale gas industry and electricity).

•Manufacturing (auto-parts, aerospace electric and electronics)

•Domestic market growth (local consumption-credit penetration)

•Infrastructure

THE MEXICO EQUITY AND INCOME FUND, INC.

IV. THE MEXICAN STOCK EXCHANGE

The Mexbol Index’s one year dollar return as of July 31, 2012 was 1.28% in dollar terms and approximately 15% in Pesos. Consumption was the best performing sector while housing was the worst performing sector. (Source: Bloomberg).

The MSCI Mexico Index’s return rose by 3.51% YoY in U.S. Dollars as of July 31, 2012, making it the second best performing market in Latam after MSCI Colombia Index 10.74%. The other MSCI Indexes for the Latam region reported the following results: MSCI Peru Index 3.07%, MSCI Chile Index -9.54%, MSCI Brazil Index -21.91% and MSCI Argentina Index -63.41%. (Source: Bloomberg).

The Mexican Stock Exchange Market’s main valuation metrics as of July 31, 2012 were: P/E = 22x, EV/EBITDA =10x, P/BV =3.5x, P/Free Cash Flow =10.75x. The Mexican market had a market cap of approximately US$ 300 billion (Bn) as of the Fund’s fiscal year end, July 31, 2012. (Source: GBM and Bloomberg).

V. MEXICO’S ECONOMIC REVIEW

Mexico’s Gross Domestic Product (GDP) expanded at a solid 4.1% YoY pace through July 2012, despite the U.S. economic slowdown. The best performing economic sectors were construction (4.9% YoY), manufacturing (4.5% YoY) and commerce (5.6% YoY), which have a strong relation with domestic demand, job creation and consumer lending.

Primary activities grew 9.5% YoY mainly driven by growth in agriculture. 2012 has seen slightly higher rainfall than in 2011 when a drought impacted the Mexican countryside affecting the primary sector’s performance (-9.2% YoY) (Source: Mexico National Institute of Statistics, Geography, and Informatics, “INEGI”).

Industrial production rose by 3.6% YoY through June 30, 2012, down from 4.4% YoY through March 2012). Manufacturing gained 4.5%, clearly driven by auto manufacturing growth of 14.2% YoY on the back of solid growth in the U.S. car industry, which continues to gain momentum despite a slowdown in every other U.S. industrial sector (Source: INEGI).

Retail sales also posted strong growth with ANTAD (National Retailers Association of Mexico) same-store-sales growing 4.9% year-to-date as of July 31, 2012. The increase in retail sales can be explained by 14.9% growth in consumer credit as of June, 2012 (Source: Mexico’s Central Bank). Mexico experienced an expansion of its middle class from 2000 to 2008, according to a survey by the Mexican Association of Marketing and Public Opinion Agencies (Asociación Mexicana de Agencias de Investigación de Mercado y Opinion Pública or AMAI). Also, according to the Mexican Group of Economists and Associates (Grupo de Economistas y Asociados, or GEA), from 1992 to 2006 the share of the population that has monthly income greater than five times the minimum salary tripled, which in turn increased the number of potential clients of financial institutions in Mexico. In addition, according to CONAPO, the dependency ratio of the Mexican population is expected to reach its lowest levels in the period from 2012 to 2028, which in turn would increase the number of working individuals that require financial services (Source: Grupo Financiero Santander Mexico: IPO’s prospectus).

THE MEXICO EQUITY AND INCOME FUND, INC.

The unemployment rate was 4.81% YoY as of July 31, 2012. New jobs in 2011 were approximately 612,000 vs. 1.64 million in the U.S. with ratio of 1 new job in Mexico to every 10 new jobs in the United States.

From January to June 2012, the U.S. has created approximately 902,000 jobs while Mexico has created 503,000 (Source: INEGI).

First quarter 2012 job creation was solid totaling around 303k additions in the quarter, representing the highest figure in Mexico’s history for any similar period.  (Source: Central Bank “Banxico”).

Gross fixed investment rose 7.4% in May 2012; the machinery and equipment component surged 10.7% as investment in the construction sector rose by 5%. May domestic investment grew 13.6% and foreign investment 9.7%. The sub sectors that received relatively more investment were automobiles, rail equipment and equipment for electrical power distribution (Source: INEGI).

Central Bank holds the interbank interest rate at 4.15% in accordance with its inflation target of 3%.

As of July 31, 2012, inflation was 4.42% YoY. While inflation has trended higher in recent months, the Mexican authorities are convinced that the recent uptick is being driven by transitory shocks that are not distressing in the long run. (Source: Central Bank “Banxico”).

The Mexican Peso registered a 13.63% depreciation for the Fund’s fiscal year ended July 31, 2012, closing at $13.33 pesos per $1 US Dollar.

We will continue to advise the MXE to the best of our ability within the boundaries of the Fund’s investment objective, policies and restrictions and disciplined adherence to our in-house investment strategy.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit A	Emerging Market’s GDP Growth
Forecast for 2012
(in percentage)

Source: Blue Chip, Mexico’s Central Bank, as of August 2012

Exhibit B	Real Commercial Bank’s
Performing Loans
2007=100

Source: Mexico’s Central Bank, as of March 2012

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit C	Debt and deficit in 2011

Source: Bloomberg, El País, Eurostat, as of July 2012

Exhibit D	Mexican Oil: production, exports and price*

Source: PEMEX, SENER, SIE.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit E	Production (thousand barrels per day)*

Source: PEMEX, SENER, SIE

Exhibit F	Total Debt (Q1 2012, billion dollars)*

Source: Bloomberg, PEMEX

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit G	Productivity in 2011
(boe per day/number of employees)*

Source: Bloomberg, Company Information

Exhibit H	Total public expenditure on education
(% of total public expenditures)*

Source: OECD, as of July 2012

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit I	Ratio of teachers’ salary after 15 years of
experience to GDP per capita (2009)

Source: OECD, as of July 2012

Exhibit J	Upper secondary graduation rates in 2009
(%)

Source: OECD, as of July 2012

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit K	Exchange Rate 01/01/07 = 100

Source: Bloomberg, as of July 31, 2012

The information provided herein represents the opinion of Pichardo Asset Management and not the Fund’s Board of Directors and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Investing in Foreign Securities

Considerations and risks involved in investment in Mexican securities:

(1)	Market volatility in a global context.

(2)	A stock market with approximately US $300 bn. and approximately US $300 million daily turnover (Source: Bloomberg).

(3)	Mexico has a solid macro economy (less than 2% fiscal deficit and less than 30% total net debt as a percentage of GDP).

(4)
The Mexican economy continues to be classified as an emerging economy, growing at an estimated 3.25-4.254 for the full year 2012. The Mexican industrial production is highly correlated to that of the U.S.A.

(5)	Inflation has been contained for more than a decade below 4.42, as of July 31, 2012, and interest rates stand at its lowest level (4.5% 3mo. Cetes (Treasury Bills) (Source: Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

Unemployment rate of 4.81% compared to 8.2% unemployment rate in the United States (Source: Bloomberg), with the Mexican Peso among the three currencies in the world with a 24 hour-trading.

(6)	Mexico was granted investment-grade by Moody’s and Fitch in the year 2000 in March and April respectively, and Standard & Poors in February 2002.

(7)	The financial system is currently over capitalized to comply with Basilea III standards. (Source: Bloomberg).

(8)	Mandatory IFRS accounting since the year 2011. All Mexican companies reporting IFRs in 2012 with 2011 financials adjusted accordingly. (Source: Bolsa Mexicana de Valores).

(9)	The PRI, political party won with approximately 36% of the votes cast and the country has not registered any social unrest for more than 35 years. (Source: Banco Nacional de México, S.A.).

(10)
The portfolio securities are denominated in pesos. As a result, the portfolio securities must increase in market value at a rate in excess of the rate of the decline in the value of the peso against the U.S. dollar in order to present an excess dollar return.

(11)	Mexico has experienced widespread bank failures, currency devaluations, high levels of inflation and interest rates.

(12)	Information provided by Mexican public companies are subject to IFRS and annual reports are usually in Spanish and English.

(13)	There is generally less governmental supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the United States.

(14)	U.S. holders of portfolio securities may also experience difficulties enforcing U.S. laws or obtaining service of process against the issuers of the portfolio securities.

(15)	Diversification does not assure profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

Definitions

•
Mexbol Total Return Index is the Mexican Bolsa index that calculates the performance of constituents assuming that all dividends and distributions are reinvested. The Mexican Bolsa Index, MEXBOL or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index adjusted by free float; and issuers’ daily volume turnover to be listed. The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI MEXICO-INDEX: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that tracks the performance of stocks traded in Mexico.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure of the broad domestic economy trough changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

•
The Nikkei-225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei Stock Average was first published on May 16, 1949, where the average price was Y176.21 with a divisor of 225. The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. The equities use an investibility weighting in the index calculation. The index was developed with a base level of 1000 as of January 3, 1984.

•
The S&P/Toronto Stock Exchange Composite Index is a capitalization-weighted index designed to measure market activity of stocks listed on the TSX. The index was developed with a base level of 1000 as of 1975.

•
The Hang Seng Index is a free-float capitalization-weighted index of selection of companies from the Stock Exchange of Hong Kong. The components of the index are divided into four sub indexes Commerce and Industry, Finance, Utilities and Properties. The index was developed with a base level of 100 as of July 31, 1964.

•
The Argentina Merval Index, a basket weighted index, is the market value of a stock portfolio, selected according to participation in the Buenos Aires Stock Exchange, number of transactions and trading value. The index has a base value of $0.01 as of June 30, 1986. The index is revised every 3 months, taking into account the trading volumes over the past 6 months.

•	MSCI MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico.

•
MSCI Colombia: The Morgan Stanley Capital International Index Colombia is a capitalization weighted index that monitors the performance of stocks from Colombia. The MSCI Colombia Index is a free-float weighted equity index. It was developed with a base value of 100 as of December 31, 1992.

•
MSCI Peru: The Morgan Stanley Capital International Index Peru is a capitalization weighted index that monitors the performance of stocks from Peru. The MSCI Peru Index is a free-float weighted equity index. It was developed with a base value of 100 as of December 31, 1992.

•
MSCI Chile: The Morgan Stanley Capital International Index Chile is a capitalization weighted index that monitors the performance of stocks from Chile. The MSCI Chile Index is a free-float weighted equity index. It was developed with a base value of 100 as of December 31, 1987.

•
MSCI Brazil: The Morgan Stanley Capital International Index Brazil is a free.-float-adjusted, market capitalization-weighted index that is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 81 constituents, the index covers about 84% of the Brazilian equity universe. The MSCI Brazil Index was developed with a base value of 100 as of December 31, 1987.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
MSCI Argentina: The Morgan Stanley Capital International Index Argentina is a capitalization weighted index that monitors the performance of stocks from Argentina. The MSCI Argentina Index is a free-float weighted equity index. It was developed with a base value of 100 as of December 31, 1987.

•	FTSE 100 Index: The FTSE is similar to Standard & Poor’s in the United States. They are best known for the FTSE 100, an index of blue-chip stocks on the London Stock Exchange.

One cannot invest directly in an index.

•	Basis point (bps) is one hundredth of a percentage point (0.01%).

•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities. However, the market price of a closed-end fund is determined in the open market by buyers and sellers. This public market price is the price at which investors may purchase or sell shares of a closed-end fund. The market price of a closed-end fund fluctuates throughout the day and may differ from its underlying NAV, based on supply and demand for a fund’s shares on the open market. Shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV, or underlying value.

•	The P/E ratio (price-to-earnings ratio) of a stock is a measure of the price paid for a share relative to the annual net income or profit earned by the firm per share

•	The P/BV ratio (price-to-book value ratio) is a measure of a firm’s stock price divided by the book value of the equity per share.

•	Alpha-defensive companies: an asset classification created by PAM based on the following criteria: high total annual yield, clean balance sheet, market share dominance and pricing power.

•
Beta-growth companies: an asset classification created by PAM based on the following criteria: oversold stocks with consistent sales and EBITDA (Earnings before Interest, Tax, Depreciation and Amortization) growth, especially in the infrastructure and housing sectors, financing access.

•	Special Situations companies: an asset classification created by PAM based on the following criteria: High discount to companies’ valuation.

•
The EV/EBITDA (enterprise value-to-earnings before interest, taxes, depreciation and amortization ratio) is a measure of the total company value relative to the indicator of the company’s financial performance, EBITDA.

•	Free cash flow from equity FCFE: Cash flow from operating activities, less capex, less variation in working capital.

•
EBITDA: an indicator of a company’s financial performance. Essentially, net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

THE MEXICO EQUITY AND INCOME FUND, INC.

•	Market cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

•
A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from 1- to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

•	Beta is a number describing the correlated volatility of an asset in relation to the volatility of the benchmark that said asset is being compared to.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2011	2010	2009	2008	2007
Real GDP Growth (y-o-y)	3.90%	5.50%	-6.50%	1.30%	3.30%
Industrial Production (y-o-y Average)	3.80%	6.06%	7.29%	-0.04%	2.03%
Trade Balance (US billions)	-$1.17	-$3.12	-$4.70	$15.53	-$11.20
Exports	$349.68	$298.36	$229.70	$291.81	$249.99
Export growth (y-o-y)	17.20%	28.20%	-18.10%	7.30%	5.80%
Imports	$350.84	$301.48	$234.40	$308.65	$283.00
Import growth (y-o-y)	16.40%	25.00%	-19.90%	9.50%	8.30%

Financial Variables and Prices
28-Day CETES (T-bills) Average	4.81%	4.40%	4.51%	7.97%	7.04%
Exchange rate (Pesos/US$) Average	12.60	12.63	13.50	11.16	10.93
Inflation IPC, 12 month trailing	3.82%	4.40%	3.57%	6.53%	3.76%

Mexbol Index
USD Return	-13.46%	28.79%	55.34%	-40.48%	10.56%
Market Cap- (US billions)	$300.00	$281.56	$257.88	$172.14	$441.04
EV/EBITDA	9.0x	9.48x	7.86x	7.4x	9.8x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	-13.81%	41.91%	40.12%	-52.89%	30.68%
Share Price	-12.18%	48.41%	22.20%	-41.85%	25.34%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Allocation of Portfolio Assets
(Calculated as a percentage of Total Investments)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Schedule of Investments

MEXICO – 96.82%	SHARES	VALUE

COMMON STOCKS – 80.76%

Beverages – 1.01%
Arca Continental S.A.B. de C.V.	140,900	$886,816

Building Materials – 1.51%
Cemex, S.A.B. de C.V. Series CPO (a)	1,897,100	1,323,840

Chemical Products – 5.79%
Alpek S.A. de C.V. (a)	2,074,497	5,083,871

Construction and Infrastructure – 4.70%
Empresas ICA Sociedad Conroladora, S.A.B. de C.V. (a)	444,428	739,572
Impulsora del Desarrollo y el Empleo en America Latina, S.A.B. de C.V. (a)	978,455	1,596,607
Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	345,130	1,789,947
		4,126,126
Financial Groups – 6.18%
Banregio Grupo Financiero S.A.B. de C.V.	805,881	2,760,908
Grupo Financiero Banorte, S.A.B. de C.V. – Class O	497,150	2,662,109
		5,423,017
Food Manufacturing – 0.88%
Gruma, S.A.B. de C.V.	293,947	769,211

Holding Companies – 10.01%
Alfa, S.A.B. de C.V. – Class A	173,257	2,785,844
Grupo Carso, S.A.B. de C.V.	1,735,019	6,000,190
		8,786,034
Hotels, Restaurants, and Recreation – 4.56%
Alsea, S.A.B. de C.V. – Class A	1,180,000	1,629,116
Grupe, S.A.B. de C.V. (a)	2,333,477	2,368,834
		3,997,950
Insurance Services – 4.48%
Qualitias Controladora S.A.B. de C.V. (a)	3,243,915	3,927,287

Media – 4.08%
Grupo Televisa, S.A.B. de C.V.	577,000	2,632,371

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	SHARES	VALUE

Media (continued)
Grupo Televisa, S.A.B. de C.V. – ADR	41,700	$950,343
		3,582,714
Mining – 5.28%
Grupo Mexico, S.A.B. de C.V. – Series B	1,358,700	3,808,876
Industrias Penoles, S.A.B. de C.V.	20,000	824,168
		4,633,044
Real Estate Services – 2.44%
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	1,500,000	2,143,099

Retail – 10.98%
Corporativo Fragua S.A.B. de C.V.	142,000	2,284,963
El Puerto de Liverpool S.A.B. de C.V.	405,097	3,169,861
Grupo Comercial Chedraui S.A. de C.V.	794,000	2,081,351
Wal-Mart de Mexico, S.A.B. de C.V. – Class V	740,938	2,098,818
		9,634,993
Rubber and Plastic Manufacturing – 1.16%
Grupo Pochteca S.A.B. de C.V. (a)	4,300,000	1,018,536

Steel – 2.04%
Industrias CH, S.A.B. de C.V. – Class B (a)	356,051	1,794,110

Telecommunication Services – 15.66%
America Movil, S.A.B. de C.V. – Class L	10,282,798	13,748,028
TOTAL COMMON STOCKS (Cost $64,772,505)		70,878,676

REAL ESTATE INVESTMENT TRUSTS – 1.30%
Fibra Uno Administracion S.A. de C.V.	549,147	1,135,169
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,013,592)		1,135,169

CAPITAL DEVELOPMENT CERTIFICATES – 2.18%
Atlas Discovery Trust II (b)	300,000	1,914,447
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,317,515)		1,914,447

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Schedule of Investments (continued)

MEXICAN GOVERNMENT NOTE/BONDS – 1.42%	SHARES		VALUE
Mexican Government International Bond
8.125%, 12/30/2019	865,000		$1,247,762
TOTAL FOREIGN GOVERNMENT NOTE/BONDS (Cost $1,122,398)			1,247,762

EXCHANGE TRADED FUNDS – 1.94%
Constru 10 (c)	4,500,000		1,698,688
TOTAL EXCHANGE TRADED FUNDS (Cost $1,839,884)			1,698,688

SHORT-TERM INVESTMENTS – 9.22%
Mexican IBANOBRA
0.000% Coupon, 4.560% Effective Yield, 08/06/2012 (d)	49,832,597	*	3,747,235
Mexican INAFIN
0.000% Coupon, 4.138% Effective Yield, 08/02/2012 (d)	7,992,875	*	600,969
Mexican INAFIN
0.000% Coupon, 4.138% Effective Yield, 08/06/2012 (d)	49,817,661	*	3,746,111
TOTAL SHORT-TERM INVESTMENTS (Cost $8,092,139)			8,094,315
TOTAL MEXICO (Cost $79,158,033)			84,969,057

UNITED STATES – 1.31%

COMMON STOCKS – 0.98%
Retail – 0.98%
First Cash Financial Services, Inc. (a)	21,500		862,150
TOTAL COMMON STOCKS (Cost $871,019)			862,150

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Schedule of Investments (concluded)

INVESTMENT COMPANIES – 0.33%	SHARES	VALUE
First American Treasury Obligation – Class A	290,590	$290,590
TOTAL INVESTMENT COMPANIES (Cost $290,590)		290,590
TOTAL UNITED STATES (Cost $1,161,609)		1,152,740
TOTAL INVESTMENTS (COST $80,319,642) – 98.13%		86,121,797
OTHER ASSETS IN EXCESS OF LIABILITIES – 1.87%		1,642,310
TOTAL NET ASSETS – 100.00%		$87,764,107

Footnotes
Percentages are stated as a percent of net assets.
ADR  American Depository Receipt
(a)	Non-income producing security.
(b)
The Advisor has determined these securities to be illiquid.  The total value of illiquid securities at July 31, 2012 was $1,914,477 comprising 2.18% of net assets, while the remainder of the Fund’s net assets 97.82% were liquid.

(c)	Affiliated company.
(d)	Effective Yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Statement of Assets & Liabilities

ASSETS:
Investments, at value
Unaffiliated issuers (Cost $78,479,758)	$84,423,109
Affiliated issuers (Cost $1,839,884)	1,698,688
Total investments, at value (Cost $80,319,642)	86,121,797
Foreign currency (Cost $97)	97
Receivables for investments sold	10,082,798
Interest receivable	5,697
Other assets	4,654
Total Assets	96,215,043

LIABILITIES:
Payable for securities purchased	8,263,472
Advisory fees payable	59,457
Audit fees payable	30,741
Transfer Agent fees and expenses payable	25,634
Administration fees payable	17,373
Director fees payable	16,456
Custody fees payable	10,560
Fund accounting fees payable	8,773
Legal fees payable	6,945
CCO fees payable	4,193
NYSE fees payable	3,596
Accrued expenses and other liabilities	3,736
Total Liabilities	8,450,936
Net Assets	$87,764,107
Net Asset Value Per Preferred Share ($794,438 / 57,639)	$13.78
Net Asset Value Per Common Share ($86,969,669 / 6,309,922)	$13.78

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 57,639 shares outstanding
(1,855,128 shares authorized)	$58
Common stock, $0.001 par value; 6,309,922 shares outstanding
(98,144,872 shares authorized)	6,310
Paid-in capital	83,543,194
Accumulated net investment loss	(150,309)
Accumulated net realized loss on investments and foreign currency	(1,412,784)
Net unrealized appreciation on investments and foreign currency	5,777,638
Net Assets	$87,764,107

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

For the Year Ended
Statement of Operations	July 31, 2012

INVESTMENT INCOME
Dividends – Unaffiliated issuers	$773,896
Interest	141,830
Total Investment Income	915,726

EXPENSES
Advisory fees (Note B)	642,371
Directors’ fees and expenses (Note B)	151,099
Administration fees (Note B)	97,605
Legal fees	72,188
Custodian fees (Note B)	60,443
Fund accounting fees (Note B)	46,944
Printing and mailing	44,352
CCO fees and expenses (Note B)	39,917
Audit fees	30,656
Insurance expense	27,894
NYSE fees	24,843
Transfer agent fees and expenses (Note B)	17,241
Miscellaneous	1,283
Total expenses	1,256,836
NET INVESTMENT LOSS	(341,110)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency transactions
Unaffiliated Issuers	3,526,903
Net change in unrealized depreciation on
investments and foreign currency transactions	(703,551)

Net gain from investments and foreign currency transactions	2,823,352

Net increase in net assets resulting from operations	$2,482,242

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	July 31, 2012	July 31, 2011
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment loss	$(341,110)	$(171,482)
Net realized gain on investments and foreign currency transactions
Unaffiliated Issuers	3,526,903	11,258,224
Net change in unrealized appreciation (depreciation) in
value of investments and foreign currency transactions	(703,551)	7,990,303
Net increase in net assets resulting from operations	2,482,242	19,077,045

Distributions to Shareholders from:
Net investment income
Common stock	—	(160,267)
Preferred stock	—	(1,586)
Decrease in net assets from distributions	—	(161,853)

Capital Share Transactions:
Purchase of common stock for dividend	—	(8,775)
Issuance of common stock for dividend	—	8,775
Repurchase of common stock (Note D)	(4,666,313)	(4,314,588)
Decrease in net assets from capital share transactions	(4,666,313)	(4,314,588)

Total increase/(decrease) in net assets	(2,184,071)	14,600,604

Net Assets:
Beginning of year	89,948,178	75,347,574
End of year*	$87,764,107	$89,948,178
* Including accumulated net investment loss of	$(150,309)	$—

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.26	$10.48	$7.37		$28.29	$38.18
Net investment income (loss)	(0.05)	(0.03)	(0.01)		0.07	0.03
Net realized and unrealized gains (losses)
on investments and foreign currency transactions	0.48	2.75	3.00		(13.95)	(2.57)
Net increase (decrease) from investment operations	0.43	2.72	2.99		(13.88)	(2.54)

Less: Distributions
Dividends from net investment income	—	(0.02)	—		(0.25)	—
Distributions from net realized gains	—	—	—		(6.52)	(7.41)
Total dividends and distributions	—	(0.02)	—		(6.77)	(7.41)

Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	0.09	0.08	0.12		0.04	0.15
Anti-dilutive effect of Common Rights Offering	—	—	—		—	0.06
Anti-dilutive effect of Preferred In-Kind Tender Offer	—	—	—		—	0.02
Dilutive effect of Preferred In-Kind Tender Offer	—	—	(0.00	)(3)	(0.02)	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—	—		(0.29)	(0.17)
Total capital share transactions	0.09	0.08	0.12		(0.27)	0.06

Net Asset Value, end of year	$13.78	$13.26	$10.48		$7.37	$28.29

Per share market value, end of year	$12.11	$11.64	$9.25		$6.08	$24.39
Total Investment Return Based on
Market Value, end of year(1)	4.04%	26.09%	52.14%		(43.10)%	(28.38)%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2012		2011		2010		2009		2008
Ratios/Supplemental Data
Net assets, end of year (000’s)	$86,970		$89,184		$74,609		$56,980		$106,484
Ratios of expenses to average net assets:	1.57%		1.51%		1.68%		1.82%		1.50%
Ratios of net investment income (loss)
to average net assets:	(0.42)%		(0.20)%		(0.02)%		0.97%		0.09%
Portfolio turnover rate	277.48	%(2)	253.20	%(2)	365.58	%(2)	335.64	%(2)	224.10%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2012		2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.26		$10.48	$7.37		$28.29	$38.18
Net investment income (loss)	(0.05)		(0.03)	(0.01)		0.07	0.03
Net realized and unrealized gains (losses)
on investments and foreign currency transactions	0.48		2.75	3.00		(13.95)	(2.57)
Net increase (decrease) from investment operations	0.43		2.72	2.99		(13.88)	(2.54)

Less: Distributions
Dividends from net investment income	—		(0.02)	—		(0.25)	—
Distributions from net realized gains	—		—	—		(6.52)	(7.41)
Total dividends and distributions	—		(0.02)	—		(6.77)	(7.41)

Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	0.09		0.08	0.12		0.04	0.15
Anti-dilutive effect of Common Rights Offering	—		—	—		—	0.06
Anti-dilutive effect of Preferred In-Kind Tender Offer	—		—	—		—	0.02
Dilutive effect of Preferred In-Kind Tender Offer	—		—	(0.00	)(3)	(0.02)	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—		—	—		(0.29)	(0.17)
Total capital share transactions	0.09		0.08	0.12		(0.27)	0.06

Net Asset Value, end of year	$13.78		$13.26	$10.48		$7.37	$28.29

Per share market value, end of year	$16.03	*	$11.93 *	$9.17	*	$6.85	$25.50
Total Investment Return Based on
Market Value, end of year(1)	34.37	%*	30.36%*	33.87	%*	(38.67)%	(8.25)%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Preferred Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2012		2011		2010		2009		2008
Ratios/Supplemental Data
Net assets, end of year (000’s)	$794		$764		$739		$4,444		$22,742
Ratios of expenses to average net assets:	1.57%		1.51%		1.68%		1.82%		1.50%
Ratios of net investment income (loss)
to average net assets:	(0.42)%		(0.20)%		(0.02)%		0.97%		0.09%
Portfolio turnover rate	277.48	%(2)	253.20	%(2)	365.58	%(2)	335.64	%(2)	224.10%

(1)
Total investment return is calculated assuming a purchase of preferred stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.
*	Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at July 31, 2012.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements (continued)

shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Summary of Fair Value Exposure at July 31, 2012. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements (continued)

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2012:

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements (continued)

	Level 1*	Level 2*	Level 3**	Total
Equity
Beverages	$886,816	$—	$—	$886,816
Building Materials	1,323,840	—	—	1,323,840
Capital Development Certificates	—	—	1,914,447	1,914,447
Chemical Products	5,083,871	—	—	5,083,871
Construction and Infrastructure	4,126,126	—	—	4,126,126
Financial Groups	5,423,017	—	—	5,423,017
Food Manufacturing	769,211	—	—	769,211
Holding Companies	8,786,034	—	—	8,786,034
Hotels, Restaurants, and Recreation	1,629,116	2,368,834	—	3,997,950
Insurance Services	3,927,287	—	—	3,927,287
Media	3,582,714	—	—	3,582,714
Mining	4,633,044	—	—	4,633,044
Real Estate Services	2,143,099	—	—	2,143,099
Retail	10,497,143	—	—	10,497,143
Rubber and Plastic Manufacturing	1,018,536	—	—	1,018,536
Steel	1,794,110	—	—	1,794,110
Telecommunication Services	13,748,028	—	—	13,748,028
Total Equity	71,740,826	—	1,914,447	73,655,273
Real Estate Investment Trusts	$1,135,169	$—	$—	$1,135,169
Mexican Government Note/Bonds	$—	$1,247,762	$—	$1,247,762
Exchange Traded Funds	$—	$1,698,688	$—	$1,698,688
Short-Term Investments	$290,590	$8,094,315	$—	$8,384,905
Total Investment in Securities	$73,166,585	$11,040,765	$1,914,447	$86,121,797

*	There were no significant transfers between levels 1 and 2 during the period. Transfers between levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements (continued)

Description	Investments in Securities
Balance as of July 31, 2011	$2,686,760
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	(772,313)
Balance as of July 31, 2012	$1,914,447

(1)  Included in the net change of unrealized appreciation (depreciation) on investments in the Statement of Operations.

Federal Income Taxes.  The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.  The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of July 31, 2012, the Fund deferred post-October currency losses of $150,309, which will be recognized in the fiscal year ending July 31, 2013.

Reclassification of Capital Accounts.  Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2012, the Fund decreased undistributed net investment loss by $190,801, decreased accumulated realized loss by $596,977 and decreased paid in capital by $787,778.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements (continued)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements (continued)

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2012 and July 31, 2011 were as follows:

Distributions paid from:	7/31/12	7/31/11
Ordinary Income	$—	$161,853
Long-Term Capital Gain	—	—
Total	$—	$161,853

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$81,732,426
Gross tax unrealized appreciation on investments	6,603,950
Gross tax unrealized depreciation on investments	(2,239,096)
Net tax unrealized appreciation (depreciation) on investments	4,364,854
Net tax unrealized appreciation (depreciation) on
investments	$4,364,854
Other accumulated gains(losses)	$(150,309)
Total accumulated earnings(losses)	$4,214,545

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2012, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the year ended July 31, 2012, these fees amounted to $642,371.

During the Fund’s Annual Stockholder meeting held on December 7, 2011 the stockholders approved the change in the annual investment advisory fee payable to the Adviser.  Beginning January 2013 the Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”).  The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index.  The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements (continued)

Effective October 8, 2010, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $25,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $35,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended July 31, 2012, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $97,605; Fund Accounting fees and expenses of $46,944, Transfer Agent fees and expenses of $17,241 and Custody fees of $60,443.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $219,775,810 and $234,799,267 respectively, for the year ended July 31, 2012.

At July 31, 2012 approximately 96.8% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the year ended July 31, 2012 the Fund purchased 413,960 shares of capital stock in the open market at a cost of $4,666,313.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 11.39%.

During the year ended July 31, 2011 the Fund purchased 404,863 shares of capital stock in the open market at a cost of $4,314,588.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 11.84%.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Notes to Financial Statements (concluded)

During the year ended July 31, 2011 the Fund repurchased and issued 754 common shares at a cost of $8,775 through the dividend reinvestment plan.

During the year ended July 31, 2012 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  There were no conversions of preferred shares to common shares during the period.

During the year ended July 31, 2011 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 12,800 preferred shares participated in the offer and where converted to common shares.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features and the ability to elect two directors.

NOTE F:  TRANSACTIONS WITH AFFILIATES

The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting shares during the period from August 1, 2011 through July 31, 2012.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance At			Balance At			Value At
	Aug. 1,			July 31,	Realized	Dividend	July 31,	Acquisition
Issuer Name	2011	Additions	Reductions	2012	Gain	Income	2012	Cost
Constru 10	—	4,500,000	—	4,500,000	—	—	$1,698,688	$1,839,884

THE MEXICO EQUITY AND INCOME FUND, INC.

Report Of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
The Mexico Equity and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Mexico Equity and Income Fund, Inc. (the “Fund”) as of July 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended,  in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 26, 2012

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Additional Information	(Unaudited)

BOARD CONSIDERATION OF THE CONTINUATION OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

In March 2012, the Board of Directors of The Mexico Equity and Income Fund, Inc., (the “Fund”), including the Independent Directors, unanimously approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one-year term. The information, material facts and conclusions that formed the basis for the Board’s approval are described below.

Information Reviewed
During the course of the year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Adviser, including reports on the Fund’s investment results, portfolio composition, investment strategy, and other matters. In addition, in connection with its annual review of the Agreement, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. In connection with its review, the Board received assistance and advice regarding legal and industry standards from counsel to the Fund. The Independent Directors discussed the approval of the Agreement with representatives of the Adviser and in a private session with counsel at which no representatives of the Adviser were present. In deciding to recommend approval of the Agreement, the Board and the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

Nature, Extent and Quality of Services
With respect to the nature, extent and quality of services provided by the Adviser to the Fund, the Directors engaged in a broad discussion of the value the Adviser provided to the Fund and the experience of the Fund’s portfolio manager. The Board considered both the short-term and long-term performance of the Fund. The Board reviewed the Fund’s performance over various periods and compared these returns with data supplied by an independent provider of fund data on the returns of the Fund’s peers and relevant indices. They noted that the Adviser was delivering performance that continued to outperform its peers and relevant indices.

Advisory Fees, Total Expenses and Ancillary Benefits
With respect to advisory fees and total expenses, the Directors noted that the Fund’s management fees were within the range of the standard fees for comparable investment companies. The Board reviewed and

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Additional Information (continued)	(Unaudited)

discussed expenses and noted the Fund’s current expense ratio of 1.62% was reasonable when compared to funds with similar asset size and complexity. In addition, the Board reviewed and discussed the profitability to the Adviser and its relationship with the Fund, which they concluded was reasonable, and information regarding the Adviser’s financial capability to continue to provide services to the Fund in the future, which they concluded was adequate. The Directors considered the extent to which economies of scale were or should be reflected in the Fund’s advisory fee, and concluded that in view of the Fund’s investment results, the Fund’s reasonable level of total expenses and overall size of the net assets in the Fund that the investment advisory fees were reasonable and that there were no economies of scale available at this time that should be passed along to the Fund. The Board also considered ancillary benefits to the Adviser as a result of its relationship with the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that any such benefit was difficult to quantify and likely not significant.

Conclusions
Based on their review, including consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the terms of the Agreement is fair and reasonable to the Fund and its stockholders, that the Fund’s stockholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund and that renewal of the Agreement was in the best interests of the Fund and its stockholders.

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Additional Information (concluded)	(Unaudited)

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2011, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2012 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%. (unaudited)

The Fund designates 0.00% of dividends declared for the fiscal year July 31, 2012 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Dividends and Distributions	(Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Dividends and Distributions (concluded)	(Unaudited)

market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual	July 31, 2012
Stockholders Meeting	(Unaudited)

The Fund’s Annual Stockholders meeting was held on December 7, 2011, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174.  As of October 21, 2011, the record date, outstanding shares of common and preferred stock were 6,673,224 and 57,639 respectively.  Holders of 5,588,743 shares of the Fund were present at the meeting either in person or by proxy.  These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum.  The stockholders voted on two proposals.  The stockholders elected two Directors to the Board of Directors and approved the change in the annual investment advisory fee payable to Pichardo Asset Management, S.A. de C.V.  The following table provides information concerning the matters voted on at the meeting:

I.	Election of Directors
		Votes For	Votes Against
	Phillip Goldstein	5,373,231	190,798
	Eugenia Pichardo	2,916,742	2,647,287

II.	Change in the Annual Investment Advisory Agreement

	Votes For	Votes Against	Abstain	Non-Votes
	3,847,254	517,250	57,705	1,166,536

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Privacy Policy	(Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Privacy Policy (concluded)	(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the Fund’s service providers, on the Fund’s behalf, protect my personal information?
To protect your personal information from unauthorized access and use, we and our service providers use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does the Fund, and the Fund’s service providers, on the Fund’s behalf, collect my personal information?
We collect your personal information, for example, when you:
• open an account
• provide account information
• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Management of the Fund	(Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	2010 / 11 years	Managing Director,	Director, AirNet
5431 NW 21st Avenue		Financial Officer		Hellerman Associates	Systems Inc.;
Boca Raton, FL 33496		and Chief			Director, Brantley
		Compliance			Capital Corporation;
		Officer			Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.;
Director, MVC
Capital, Inc.;
Director, Old Mutual
Absolute Return and
Emerging managers
Fund Complex
(consisting of six
funds); Director,
Special Opportunities
Fund Inc.; Director,
TM Entertainment
and Media, Inc.

Phillip Goldstein	1945	Director	2011 / 12 years	Principal of the general	Director, ASA Ltd.;
Park 80 West, Plaza Two,				partner of several investment	Chairman, Special
250 Pehle Avenue,				partnerships in the Bulldog	Opportunities
Suite 708,				Investors group of funds.	Fund Inc.; Chairman,
Saddle Brook, NJ 07663				Principal of the investment	Brantley Capital
				advisor to the Special	Corporation;
				Opportunities Fund, Inc.	Director, Korea
Equity Fund, Inc.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2012
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Glenn Goodstein	1963	Director	2010 / 11 years	Registered Investment	None
2308 Camino Robledo				Advisor; held numerous
Carlsbad, CA 92009				executive positions with
Automatic Data Processing
until 1996.

Rajeev Das	1968	Director	2009 / 11 years	Principal, Bulldog Investors,	None
68 Lafayette Avenue				a group of investment funds.
Dumont, NJ 07628				Vice President and Treasurer,
Special Opportunities Fund,
Inc.

Andrew Dakos	1966	Director	2009 / 11 years	Managing Member of the	Director, Special
Park 80 West, Plaza Two				general partner of six	Opportunities
250 Pehle Avenue,				investment partnerships in	Fund Inc.; Director,
Suite 708				the Bulldog Investors group	Brantley Capital
Saddle Brook, NJ 07663				of Funds. President, Special	Corporation.
Opportunities Fund, Inc.
Principal of the Investment
Advisor to Special
Opportunities Fund, Inc.

Maria Eugenia Pichardo	1950	Interested	2011 / 2 years	Portfolio Manager of the	None
Paseo de Tamarindos 45-201		Director,		Fund since the Fund’s
Bosques de las Lomas		Officer,	Indefinite / 8 years	Inception; President and
Mexico DF 05120		President		General Partner, Pichardo
Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Luis Calzada	1965	Secretary	Indefinite / 1 year	Administrative and	None
Paseo de Tamarindos 45-201				Compliance Director,
Bosques de las Lomas				Pichardo Asset
Mexico DF 05120				Management S.A. de C.V.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Paseo de Tamarindos 45-201
Bosques de las Lomas
Delegación Cuajimalpa
Mexico DF 05120

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Eugenia Pichardo

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-4255.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2012	FYE 7/31/2011
Audit Fees	$27,700	$26,700
Audit-Related Fees	$0	$0
Tax Fees	$3,100	$3,100
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2012	FYE 7/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2012	FYE 7/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.           CORPORATE GOVERNANCE

A.           Board and Governance Issues

1.      Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.      Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.      Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.           Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.           Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.           Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.           Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.           Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.           Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.           Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.           Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.           Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.           Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.           Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.           Executive Compensation

1.           Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.           Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.           Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.           Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.           Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.           Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.           Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.           Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.           Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.           Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.           Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.           Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.           Mergers and Acquisitions

1.           Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.           Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.           Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.           Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.           Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2012.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM') (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$87,764,107 (1)	$0 (0)	$4,000,000 (3)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.

Securities Owned in the Fund by Portfolio Manager. As of July 31, 2012, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/12 to 2/29/12	15,522	$10.97	0	0
3/1/12 to 3/31/12	11,519	$11.26	0	0
4/1/12 to 4/30/12	65,012	$11.40	0	0
5/1/12 to 5/31/12	36,000	$11.71	0	0
6/1/12 to 6/30/12	0	$ 0.00	0	0
7/1/12 to 7/31/12	170,603	$11.90	0	0
Total	298,656 (1)	$11.70	0	0

(1) 298,656 common shares were purchased pursuant to the Fund's Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*                   /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     October 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     October 5, 2012

By (Signature and Title)*                /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date     October 5, 2012

* Print the name and title of each signing officer under his or her signature.